Exhibit 35.4

3015 SOUTH PARKER ROAD SUITE 400 AURORA, CO 80014-2906	p 303.696.3699	www.nelnet.net NELNET, INC.

STATEMENT OF COMPLIANCE

Sallie Mae, Inc. – Master Servicer

11100 USA Parkway

Fishers, IN 46037

Attention: Theresa Ouellette

Pursuant to the FFEL Program Omnibus Subservicing Agreement (the “Subservicing Agreement”) dated August 12, 2010 between and among Nelnet Servicing, LLC and Sallie Mae, Inc., the undersigned here certifies that (a) a review of Nelnet Servicing, LLC’s activities during the period from January 1, 2011 through December 31, 2011 and of its performance under the Subservicing Agreement during such period has been made under my supervision; and (b) to the best of my knowledge, based on such review, Nelnet Servicing, LLC has fulfilled all of its obligations under this Agreement, in all material respects, during such period.

Robert W. Beiersdorf, President
Nelnet Servicing, LLC

3015 SOUTH PARKER ROAD SUITE 400 AURORA, CO 80014-2906	p 303.696.3699	www.nelnet.net NELNET, INC.

STATEMENT OF COMPLIANCE

Sallie Mae, Inc. – Administrator

12061 Bluemont Way

Reston, VA 20190

Attention: Kristy Reineke

Pursuant to the FFEL Program Omnibus Subservicing Agreement (the “Subservicing Agreement”) dated August 12, 2010 between and among Nelnet Servicing, LLC and Sallie Mae, Inc., the undersigned here certifies that (a) a review of Nelnet Servicing, LLC’s activities during the period from January 1, 2011 through December 31, 2011 and of its performance under the Subservicing Agreement during such period has been made under my supervision; and (b) to the best of my knowledge, based on such review, Nelnet Servicing, LLC has fulfilled all of its obligations under this Agreement, in all material respects, during such period.

Robert W. Beiersdorf, President
Nelnet Servicing, LLC

3015 SOUTH PARKER ROAD SUITE 400 AURORA, CO 80014-2906	p 303.696.3699	www.nelnet.net NELNET, INC.

STATEMENT OF COMPLIANCE

Sallie Mae, Inc. – Trust

12061 Bluemont Way

Reston, VA 20190

Attention: Trust Administration

Pursuant to the FFEL Program Omnibus Subservicing Agreement (the “Subservicing Agreement”) dated August 12, 2010 between and among Nelnet Servicing, LLC and Sallie Mae, Inc., the undersigned here certifies that (a) a review of Nelnet Servicing, LLC’s activities during the period from January 1, 2011 through December 31, 2011 and of its performance under the Subservicing Agreement during such period has been made under my supervision; and (b) to the best of my knowledge, based on such review, Nelnet Servicing, LLC has fulfilled all of its obligations under this Agreement, in all material respects, during such period.

Robert W. Beiersdorf, President
Nelnet Servicing, LLC